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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       September 14, 1998
                                                 -------------------------------


                      Charles River Associates Incorporated
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Massachusetts                000-24049                 04-2372210
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(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
       OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)



200 Clarendon Street, Boston, Massachusetts                            02116
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



Registrant's telephone number, including area code       (617) 425-3000
                                                   -----------------------------


                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

     1. On September 14, 1998, Steven C. Salop was elected to the Board of Directors of Charles River Associates Incorporated ("CRA") as a Class I Director. Dr. Salop is Professor of Economics and Law at the Georgetown University Law Center. Dr. Salop previously served on the Board of Directors of CRA from June 1993 to April 1998.

     2. On December 11, 1998, Garth Saloner was elected to the Board of Directors of CRA as a Class II Director. CRA issued a press release announcing this event on December 30, 1998. A copy of the press release is filed as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits.

     EXHIBIT
     NUMBER        DESCRIPTION
     ------        -----------

       99 Press release of Charles River Associates Incorporated dated December 30, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CHARLES RIVER ASSOCIATES INCORPORATED



Date: January 21, 1999            By: /s/ Laurel E. Morrison
                                  ----------------------------------------------
                                      Laurel E. Morrison
                                      Chief Financial Officer, Vice President,
                                       Finance and Administration, and Treasurer


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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K

     EXHIBIT
     NUMBER         DESCRIPTION
     ------         -----------

       99 Press release of Charles River Associates Incorporated dated December 30, 1998.